Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
Note 29 - Subsequent Events

On December 22, 2023, the Company declared a cash distribution of $0.05 per share, corresponding to a total of $11.9 million, which was paid to our shareholders on January 22, 2024.

In January 2024 and March 2024, the Company has issued 108,000 and 303,336 treasury shares, respectively, in connection with the Borr Scheme (see Note 24 - Share Based Compensation) following the exercise of 108,000 and 303,336 share options, respectively.
In February 2024, the Company announced that its Board of Directors approved a cash distribution of $0.05 per share for the fourth quarter of 2023 which was paid on March 18, 2024 to shareholders of record at close of business on March 4, 2024.
In March 2024, Borr IHC Limited and certain other subsidiaries issued an additional $200 million in aggregate principal amount of 10% senior secured note due 2028 ("the Additional Notes") at a price of 102.5% of par, raising gross proceeds of $211.9 million. The Additional Notes have the same terms and conditions as the $1,025,000,000 principal amount notes issued in November 2023 and will mature on November 15, 2028 (see Note 21 - Debt). The net proceeds from the issuance are intended to be used for general corporate purposes, which may include capital expenditures, activation costs, optimization of shipyard newbuild financing and select asset additions or funding of working capital.
In March 2024, the Company repurchased $10.6 million of our $250.0 million unsecured convertible bonds due 2028. The remaining principal outstanding is $239.4 million.